Exhibit 10.15

CONN’S RECEIVABLES FUNDING I, LP,

as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

SERIES 2012-A SUPPLEMENT

Dated as of April 30, 2012

to

BASE INDENTURE

Dated as of April 30, 2012

CONN’S RECEIVABLES FUNDING I, LP

4.00% Asset Backed Fixed Rate Notes, Class A

TABLE OF CONTENTS

(continued)

		Page
SECTION 1.	Definitions	1

SECTION 2.	Article 3 of the Base Indenture	6

SECTION 3.	Servicing Compensation	7

SECTION 4.	Optional Redemption	7

SECTION 5.	Delivery and Payment for the Notes	7

SECTION 6.	Form of Delivery of the Notes; Depository; Denominations; Transfer Provisions	7

SECTION 7.	Article 5 of Base Indenture	14

SECTION 8.	Article 6 of the Base Indenture	18

SECTION 9.	[Reserved]	20

SECTION 10.	Article 7 of the Base Indenture	20

SECTION 11.	Amendments and Waiver	24

SECTION 12.	Counterparts	24

SECTION 13.	Governing Law	24

SECTION 14.	Waiver of Trial by Jury	24

SECTION 15.	No Petition	24

SECTION 16.	Rights of the Trustee	25

EXHIBIT A-1	Form of Class A Restricted Global Note
EXHIBIT A-2	Form of Class A Temporary Regulation S Global Note
EXHIBIT A-3	Form of Class A Permanent Regulation S Global Note
EXHIBIT B	[Reserved.]
EXHIBIT C	[Reserved.]
EXHIBIT D	Form of Monthly Noteholders’ Statement
EXHIBIT E-1	Form of Transfer Certificate
EXHIBIT E-2	Form of Certificate to be Delivered to Exchange Temporary Regulation S Global Note for Permanent Regulation S Global Note
EXHIBIT E-3	Form of Certificate to Transfer from Restricted Global Note to Temporary Regulation S Global Note
EXHIBIT E-4	Form of Certificate to Transfer from Restricted Global Note to Permanent Regulation S Global Note
EXHIBIT E-5	Form of Certificate to Transfer from Temporary Regulation S Global Note to Restricted Global Note

SCHEDULE 1	List of Proceedings
SCHEDULE 2	Scheduled Aggregate Net Loss Amount

-i-

SERIES 2012-A SUPPLEMENT, dated as of April 30, 2012 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this “Series Supplement”), by and among CONN’S RECEIVABLES FUNDING I, LP, a special purpose limited partnership established under the laws of Texas, as issuer (“Issuer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association validly existing under the laws of the United States of America, as trustee (together with its successors in trust under the Base Indenture referred to below, the “Trustee”) to the Base Indenture, dated as of April 30, 2012, between the Issuer and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of this Series Supplement, the “Base Indenture”).

Pursuant to this Series Supplement, the Issuer shall create a new Series of Notes and shall specify the principal terms thereof.

PRELIMINARY STATEMENT

WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Issuer and the Trustee may enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of this Series of Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

(a) There is hereby created a Series of notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes shall be substantially in the form of Exhibit A hereto, executed by or on behalf of the Issuer and authenticated by the Trustee and designated generally 4.00% Asset Backed Fixed Rate Notes, Class A, Series 2012-A (the “Class A Notes” or the “Notes”). The Notes shall be issued in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof.

(b) Series 2012-A (as defined below) shall not be subordinated to any other Series.

SECTION 1. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein mean Articles, Sections or subsections of this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base Indenture. Each capitalized term defined herein shall relate only to the Notes.

“Additional Interest” has the meaning specified in Section 5.12.

“Aggregate Investor Net Loss Amount” means, with respect to any Monthly Period, an amount equal to the Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during such Monthly Period (each respective Outstanding Receivables Balance being measured as of the date the relevant Receivable became a Defaulted Receivable) minus any Deemed Collections and Recoveries deposited into the Collection Account during such Monthly Period in respect of Receivables that have become Defaulted Receivables before or during such Monthly Period.

“Amortization Period” means the period commencing on the Cut-Off Date and ending on the Series 2012-A Termination Date.

“Available Funds” means, with respect to any Monthly Period, the Finance Charge Collections deposited in the Finance Charge Account for such Monthly Period.

“Cash Option” means a provision in a Contract that provides that all Earned Finance Charges shall be considered Unearned Finance Charges to the extent the related Obligor makes all scheduled payments provided under the terms of the Contract on or prior to the end of the related Cash Option Period and otherwise complies with the terms of the Contract.

“Cash Option Period” means, with respect to any Cash Option Receivable, the period, not to exceed forty-eight months, from and including the Initiation Date for such Cash Option Receivable and ending on the last day, as set forth in the related Contract, that the related Obligor may pay off the Outstanding Receivables Balance of such Receivable to exercise the Cash Option.

“Cash Option Receivable” means any Receivable that includes a Cash Option.

“Change in Control” shall mean any of the following:

(a) the acquisition of ownership by any Person or group (other than one or more shareholders of Conn’s, Inc. (determined as of the Closing Date)) of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Conn’s, Inc.; or

(b) the failure of Conn’s, Inc. to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of Conn Appliances; or

(c) the failure of Conn Appliances to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Issuer.

“Class A Noteholder” means a Holder of a Class A Note.

“Class A Note Principal” means the outstanding principal amount of Class A Notes.

“Class A Note Rate” means, with respect to each Interest Period, a fixed rate equal to 4.00% per annum with respect to the Class A Notes.

“Class A Notes” is defined in the Designation.

“Closing Date” means April 30, 2012.

“Code” means the Internal Revenue Code of 1986, as amended.

“Conn’s, Inc.” means Conn’s, Inc., a Delaware corporation.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

“Deficiency Amount” has the meaning specified in Section 5.12.

“DWAC” means the DTC Deposit/Withdrawal at Custodian system.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Date” has the meaning specified in subsection 6(c)(ii).

“Expected Final Principal Payment Date” means April 15, 2013.

“Finance Charge Collections” means all Collections other than Principal Collections.

“Global Note” has the meaning specified in subsection 6(a).

“Initial Investor Interest” means the Initial Note Principal.

“Initial Note Principal” means the aggregate initial principal amount of the Notes, which is $103,679,000.

“Initiation Date” means, with respect to any Receivable, the date upon which such Receivable was originated by an Originator.

“Interest Period” means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

“Investor Interest” means, on any date of determination, an amount equal to (a) the Initial Note Principal, minus (b) the aggregate amount of principal payments made to Noteholders prior to such date pursuant to Section 5.15(e)(iii) or a redemption of the Notes. Once all principal and interest on the Notes and any other amounts payable to the Noteholders pursuant to the Transaction Documents have been paid in full, the Investor Interest shall be zero.

“Investor Principal Collections” means, with respect to any Monthly Period, the sum of (a) the Principal Collections for such Monthly Period, (b) the aggregate amount of Available Funds in the Finance Charge Account to be treated as Investor Principal Collections for such Monthly Period pursuant to subsections 5.15(a)(iv) and 5.15(a)(v) and (c) in connection with the purchase or redemption of Notes, the aggregate amount deposited in the Payment Account pursuant to Section 4 hereof.

“Issuer” is defined in the preamble of this Series Supplement.

“Legal Final Payment Date” means April 15, 2016.

“Monthly Interest” has the meaning specified in Section 5.12.

“Monthly Period” has the meaning specified in the Base Indenture.

“Monthly Principal” has the meaning specified in Section 5.13.

“Note Principal” means on any date of determination the then outstanding principal amount of the Notes.

“Note Purchase Agreement” means the agreement by and among Jefferies & Company, Inc., as the initial Class A Noteholder, Conn Appliances and the Issuer, dated April April 25, 2012, pursuant to which Jefferies & Company, Inc. agreed to purchase an interest in the Class A Note, respectively from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.

“Noteholder” means with respect to any Note, the holder of record of such Note.

“Notes” has the meaning specified in paragraph (a) of the Designation.

“Notice Person” means the Rating Agency; provided that with respect to any provision requiring the consent or approval of the Notice Person, such consent or approval shall be deemed to have been obtained with respect to Series 2012-A if the Rating Agency Condition is satisfied.

“Payment Account” means the account established as such for the benefit of the Secured Parties of this Series 2012-A pursuant to subsection 5.3(c) of the Base Indenture.

“Payment Date” means May 15, 2012 and the fifteenth (15th) day of each calendar month thereafter, or if such fifteenth (15th) day is not a Business Day, the next succeeding Business Day.

“Permanent Regulation S Global Note” has the meaning specified in subsection 6(a)(ii).

“QIB” has the meaning specified in subsection 6(a)(i).

“Rating Agency” means Fitch.

“Rating Agency Condition” means, with respect to any action requiring rating agency approval or consent, either (a) that the Rating Agency has notified the Issuer and the Trustee in writing (which writing may be in the form of a letter, a press release or other publication, or a change in the Rating Agency’s published ratings criteria to this effect) that such action will not result in a reduction or withdrawal of its then current rating of the Class A Notes or (b) that the Rating Agency has been given notice of such action at least ten (10) days prior to the occurrence of such action (or, if so requested by such rating agency, at least fifteen (15) days prior to the occurrence of such action) and has not issued any written notice that the occurrence of such action will itself result in a reduction or withdrawal of the then current rating of any outstanding class of Class A Notes.

“Regulation S” has the meaning specified in specified in subsection 6(a)(ii).

“Required Interest Distribution” has the meaning specified in subsection 5.15(e)(i).

“Required Noteholders” means the holders of Class A Notes outstanding, voting together, representing in excess of 50% of the aggregate principal balance of the Class A Notes outstanding.

“Restricted Global Note” has the meaning specified in subsection 6(a)(i).

“Restricted Period” has the meaning specified in subsection 6(c)(ii).

“RSA” means a repair service agreement for Merchandise purchased by an Obligor provided by a third party or by Conn Appliances, Inc.

“Rule 144A” has the meaning specified in subsection 6(a)(i).

“Scheduled Aggregate Net Loss Amount” means, for any Series Transfer Date, the amount set forth in Schedule 2 for such Series Transfer Date.

“Series 2012-A” means the Series of the Asset Backed Notes represented by the Notes.

“Series 2012-A Termination Date” means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Indenture Termination Date.

“Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Temporary Regulation S Global Note” has the meaning specified in subsection 6(a)(ii).

“United States” has the meaning specified in Regulation S.

“U.S. Person” has the meaning specified in Regulation S.

“Unrated Subordinate Prepayment Incentive Fee” means, as of any Determination Date, with respect to any Payment Date occurring after the Expected Final Principal Payment Date, an amount equal to the product of (i) one-twelfth, times (ii) 8.50%, times (iii) the outstanding principal balance of the Class A Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such Payment Date).

SECTION 2. Article 3 of the Base Indenture. Article 3 of the Indenture solely for the purposes of Series 2012-A shall be read in its entirety as follows and shall be applicable only to the Notes:

ARTICLE 3

INITIAL ISSUANCE OF NOTES

SECTION 3.1. Initial Issuance.

(a) Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 3.1, on the Closing Date, the Issuer will issue the Class A Notes in accordance with Section 2.2 of the Base Indenture and Section 6 hereof in the aggregate initial principal amount equal to $103,679,000.

(b) The Notes will be issued on the Closing Date pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance:

(i) The amount of each Note shall be equal to or greater than $500,000 (and in integral multiples of $1,000 in excess thereof);

(ii) Such issuance and the application of the proceeds thereof shall not result in the occurrence of (1) a Servicer Default or an Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Servicer Default or an Event of Default; and

(iii) All required consents have been obtained and all other conditions precedent to the purchase of the Notes under the Note Purchase Agreement shall have been satisfied.

(c) Upon receipt of the proceeds of such issuance by or on behalf of the Issuer, the Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.

(d) The Issuer shall not issue additional Notes of this Series.

SECTION 3. Servicing Compensation. The Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses (and, in the case of the initial Servicer, the Servicing Fee) and other fees, expenses and indemnity amounts owed to the Trustee, Back-Up Servicer and successor Servicer shall be paid by the cash flows from the Trust Estate and in no event shall the Trustee be liable therefor. The portion of the foregoing amounts allocable to Series 2012-A shall be payable to the Trustee, Servicer and Back-Up Servicer, as applicable, solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(a)(i), (a)(ii), (a)(vii), (e)(i) and (e)(v), as applicable.

SECTION 4. Optional Redemption.

(a) The Notes shall be subject to redemption by the Issuer, at its option, in accordance with the terms specified in Article 14 of the Base Indenture, on any Payment Date on or after the Expected Final Principal Payment Date.

(b) The redemption price for the Class A Notes will be equal to the sum of (a) the Note Principal determined without giving effect to any Notes owned by the Issuer, plus (b) accrued and unpaid interest on such Notes through the day preceding the Payment Date on which the purchase occurs, plus (c) any other amounts payable to such Noteholders pursuant to the Transaction Documents, plus (d) any other amounts due and owing by the Issuer to the other Secured Parties pursuant to the Transaction Documents, minus (e) the amounts, if any, on deposit at such Payment Date in the Payment Account, the Principal Account and the Finance Charge Account for the payment of the foregoing amounts.

SECTION 5. Delivery and Payment for the Notes. The Trustee shall execute, authenticate and deliver the Notes in accordance with Section 2.4 of the Base Indenture and Section 6 below.

SECTION 6. Form of Delivery of the Notes; Depository; Denominations; Transfer Provisions.

(a) The Class A Notes shall be delivered as Registered Notes representing Book-Entry Notes as provided in this subsection (a). For purposes of this Series Supplement, the term “Global Notes” refers to the Restricted Global Note, the Temporary Regulation S Global Note and the Permanent Regulation S Global Note, all as defined below.

(i) Restricted Global Note. The Class A Notes to be sold in the United States will be issued in book-entry form and represented by one permanent global Note in fully registered form without interest coupons (the “Restricted Global Note”), substantially in the form set forth as Exhibit A-1 hereto and will be offered and sold, only in the United States (1) by the Issuer to an institutional “accredited investor” within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter only to a Person that is a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act (“Rule 144A”) in a transaction meeting the requirements of Rule 144A, and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in the Base Indenture for credit to the accounts of the subscribers at DTC. The initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided. Interests in the Restricted Global Notes will be exchangeable for Definitive Notes only in accordance with the provisions of Section 2.18 of the Base Indenture.

(ii) Temporary Regulation S Global Note; Permanent Regulation S Global Note. The Class A Notes to be offered and sold to non-U.S. Persons outside of the United States and in reliance on Regulation S under the Securities Act (“Regulation S”), shall initially be issued in the form of one temporary global Note in fully registered form without interest coupons (the “Temporary Regulation S Global Note”) substantially in the form attached hereto as Exhibit A-2, which shall be registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in the Base Indenture, for the credit to the subscribers’ accounts at Clearstream and Euroclear. Interests in a Temporary Regulation S Global Note will be exchangeable, in whole or in part, for corresponding interests in a permanent Regulation S global note in fully registered form without interest coupons (the “Permanent Regulation S Global Note”), representing the Notes, substantially in the form attached hereto as Exhibit A-3, in accordance with the provisions of the applicable Temporary Regulation S Global Note and this Series Supplement. Until the Exchange Date, interests in the Temporary Regulation S Global Note may only be held through Euroclear or Clearstream (as indirect participants in DTC). The initial principal amount of the Temporary Regulation S Global Note and the Permanent Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided. Interests in the Permanent Regulation S Global Note will be exchangeable for Definitive Notes only in accordance with the provisions of Section 2.18 of the Base Indenture.

(b) The Notes will be issuable in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof.

(c) The Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Definitive Notes except in the limited circumstances described in Section 2.18 of the Base Indenture; provided, however, that notwithstanding anything in the Indenture to the contrary, Definitive Notes shall not be issued in respect of any Temporary Regulation S Global Note unless the Restricted Period has expired and then only with respect to beneficial interests therein as to which the Trustee has received from Euroclear or Clearstream, as applicable, a certificate substantially in the form of Exhibit E-2 hereto. Beneficial interests in the Global Notes may be transferred only (i) to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A or (ii) outside the United States to non-U.S. Persons in a transaction in compliance with Regulation S, in each such case, in compliance with the Indenture and all applicable securities laws of any State of the United States or any other applicable jurisdiction, subject in each of the above cases to any requirement of law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control. Each transferee of a beneficial interest in a Global Note shall be deemed to have made the acknowledgments, representations and agreements set forth in subsection (e) hereof. Any such transfer shall also be made in accordance with the following provisions:

(i) Transfer of Interests Within a Global Note. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the foregoing paragraph of this subsection 6(d) and the transferee shall be deemed to have made the representations contained in subsection 6(e).

(ii) Temporary Regulation S Global Note to Permanent Regulation S Global Note. Interests in the Temporary Regulation S Global Note will be exchanged for interests in the Permanent Regulation S Global Note, not earlier than the first day following the 40-day period beginning on the later of the commencement of the offering of the Notes or the Closing Date (the “Restricted Period”) on which the Trustee has received a certificate substantially in the form of Exhibit E-2 (the “Exchange Date”). To effect such exchange the Issuer shall execute and the Trustee shall authenticate one Permanent Regulation S Global Note, representing the principal amount of interests in the Temporary Regulation S Global Note initially exchanged for interests in the Permanent Regulation S Global Notes. Such Permanent Regulation S Global Note shall be deposited with a custodian for, and registered in the name of, a nominee of DTC. Upon any exchange of interests in the Temporary Regulation S Global Note for interests in the Permanent Regulation S Global Note, the Transfer Agent and Registrar shall endorse such Temporary Regulation S Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and shall endorse the Permanent Regulation S Global Note to reflect the corresponding increase in the amount represented thereby. The Temporary Regulation S Global Note or the Permanent Regulation S Global Note shall also be endorsed upon any cancellation of principal amounts upon surrender of interests in such Notes purchased by the Issuer or upon any repayment of the principal amount represented thereby in respect of such Notes. Upon all interests in the Temporary Regulation S Notes being exchanged for corresponding interests in the Permanent Regulation S Notes as described in this clause (ii), the Temporary Regulation s Notes shall be cancelled.

(iii) Restricted Global Note to Temporary Regulation S Global Note During the Restricted Period. If, prior to the Exchange Date, a holder of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Temporary Regulation S Global Note, or to transfer its interest in such Restricted Global Note to a non-U.S. Person, in a transaction in compliance with Regulation S, who wishes to take delivery thereof in the form of an interest in the Temporary Regulation S Global Note, such holder may, subject to this subsection 6(d) and the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Regulation S Global Note. Upon receipt by the Transfer Agent and Registrar of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Temporary Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with DTC’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit E-3 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S, the Transfer Agent and Registrar shall instruct DTC to reduce the applicable Restricted Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred and the Transfer Agent and Registrar shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in such Temporary Regulation S Global Note equal to the reduction in the principal amount of such Restricted Global Note.

(iv) Restricted Global Note to Permanent Regulation S Global Note After the Exchange Date. If, after the Exchange Date, a holder of a beneficial interest in a Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Permanent Regulation S Global Note, or to transfer its interest in such Restricted Global Note to a non-U.S. Person, in a transaction in compliance with Regulation S, who wishes to take delivery thereof in the form of an interest in the Permanent Regulation S Global Note, such holder may, subject to this subsection 6(d) and the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Regulation S Global Note. Upon receipt by the Transfer Agent and Registrar of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Permanent Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with DTC’s procedures containing information regarding the account to be credited with such increase and (3) a certificate in the form of Exhibit E-4 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S, the Transfer Agent and Registrar shall instruct DTC to reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred and the Transfer Agent and Registrar shall instruct DTC, concurrently with such reduction, to increase the principal amount of the

Permanent Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Permanent Regulation S Global Note equal to the reduction in the principal amount of such Restricted Global Note.

(v) Temporary Regulation S Global Note to Restricted Global Note. If a holder of a beneficial interest in the Temporary Regulation S Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Temporary Regulation S Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Temporary Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to this subsection 6(d) and the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent and Registrar of (1) instructions from Euroclear or Clearstream or DTC, as the case maybe, directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Temporary Regulation S Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with DTC to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Temporary Regulation S Global Note after the Exchange Date, information regarding the agent member’s account with DTC to be debited with such decrease, and (2) with respect to an exchange or transfer of an interest in the Temporary Regulation S Global Note for an interest in the Restricted Global Note prior to the Exchange Date, a certificate in the form of Exhibit E-5 attached hereto given by the holder of such beneficial interest and stating that the Person acquiring such interest in the Restricted Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Clearstream or the Transfer Agent and Registrar, as the case may be, shall instruct DTC to reduce the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Temporary Regulation S Global Note to be exchanged or transferred, and the Transfer Agent and Registrar shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in such Temporary Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Restricted Global Note equal to the reduction in the principal amount of such Temporary Regulation S Global Note. Upon all interests in the Temporary Regulation S Notes being exchanged for corresponding interests in the Permanent Regulation S Notes as described in this clause (ii), the Temporary Regulation s Notes shall be cancelled.

(vi) Transfers of Interests in Permanent Regulation S Global Note. The Transfer Agent and Registrar shall register any transfer of interests in a Permanent Regulation S Global Note in accordance with Section 2.6 of the Base Indenture to U.S. Persons without requiring any additional certification; provided, however, that all other transfer restrictions set forth in this Section 6 shall remain in full force and effect and each such transferee shall be deemed to have made the representations and warranties set forth in subsection 6(e) below (but excluding the certification and opinion of counsel provisions of paragraph (1) thereof).

(d) Each transferee of a beneficial interest in a Global Note or of any Definitive Notes shall be deemed to have represented and agreed that:

(1) it either (A) (i) is a QIB, (ii) is aware that the sale to it is being made in reliance on Rule 144A and (iii) is acquiring the Notes for its own account or for the account of a QIB or (B) is a non-U.S. Person and is not acquiring the Notes for the account or benefit of a U.S. Person and is purchasing the Notes in an offshore transaction within the meaning of Regulation S;

(2) the Notes have not been and will not be registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, sold, pledged or otherwise transferred only (a) to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption form the registration requirements of the Securities Act provided by Rule 144A or (b) outside the United States to a non-U.S. Person in a transaction in compliance with Regulation S, in each such case, in compliance with the Indenture and all applicable securities laws of any State of the United States or any other jurisdiction, subject in each of the above cases to any requirement of law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control and it will notify any transferee of the resale restrictions set forth above;

(3) the following legend will be placed on the Notes unless the Issuer determines otherwise in compliance with applicable law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT IN EACH OF THE ABOVE CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT

ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (II) (A) THIS NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY AT THE TIME OF PURCHASE OR TRANSFER AND (B) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

(4) in the case of Global Notes, the foregoing restrictions apply to holders of beneficial interests in such Notes as well as to Holders of such Notes and the transfer of any beneficial interest in such a Global Note will be subject to the restrictions and certification requirements set forth herein and in the Base Indenture, and in the case of Definitive Notes, the transfer of any such Notes will be subject to the restrictions and certification requirements set forth herein and in the Base Indenture;

(5) the Trustee, the Issuer, the initial purchasers or placement agents for the Notes and their Affiliates and others will rely upon the truth and accuracy of the foregoing representations and agreements and agrees that if any of the representations or agreements deemed to have been made by its purchase of such Notes cease to be accurate and complete, it will promptly notify the Issuer and the initial purchasers or placement agents for the Notes in writing;

(6) if it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations and agreements with respect to each such account; and

(7) either (i) it is not acquiring the Notes (or any interest therein) with the assets of a Benefit Plan Investor, or a governmental plan subject to applicable law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or (ii) (a) such note is rated at least “BBB-” or its equivalent by a nationally recognized statistical rating agency at the time of purchase or transfer and (b) its purchase and holding of the Notes (or any interest therein) will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar applicable law).

In addition, such transferee shall be responsible for providing additional information or certification, as reasonably requested by the Trustee or the Issuer, to support the truth and accuracy of the foregoing representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.

(e) Other Transfers or Exchanges. In the event that a Global Note is exchanged for Notes in definitive registered form without interest coupons, pursuant to Section 2.18 of the Base Indenture, such Definitive Notes may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with Section 2.18 of the Base Indenture and the provisions of Section 6 of this Series Supplement (including the certification requirements intended to ensure that such exchanges or transfers comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer and the Trustee, and such holder shall provide the Issuer and the Transfer Agent and Registrar with a certification to that effect (in substantially the form of Exhibit E-1 hereto) and, if requested by the Issuer or the Trustee, an opinion of counsel in form and substance acceptable to the Issuer and to the Transfer Agent and Registrar to the effect that such transfer is in compliance with the Securities Act, and the transferee of any such Note shall be deemed to have made the representations set forth in subsection 6(e) above other than the representation contained in paragraph (4) thereof.

SECTION 7. Article 5 of Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9 and 5.10 of the Base Indenture shall be read in their entirety as provided in the Base Indenture. The following provisions, however, shall constitute part of Article 5 of the Indenture solely for purposes of Series 2012-A and shall be applicable only to the Notes.

ARTICLE 5

ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 5.11. Allocations of Collections. On or prior to each Series Transfer Date, the initial Servicer or if the initial Servicer has been removed or replaced, the Trustee shall make the following deposits from the Collection Account:

(i) Deposit into the Principal Account all Principal Collections then on deposit in the Collection Account (such deposit to be applied in accordance with the Indenture and subsections 5.15(c) and 5.15(e)); and

(ii) Deposit into the Finance Charge Account all Finance Charge Collections then on deposit in the Collection Account (such deposit to be applied in accordance with the Indenture and subsections 5.15(a) and 5.15(e)).

SECTION 5.12. Determination of Monthly Interest. The amount of monthly interest payable on the Class A Notes on each Payment Date shall be determined as of each Determination Date and shall be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class A Note Rate, times (iii) the principal balance of the Class A Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such Payment Date), or with respect to the first Payment Date, as of the Closing Date (the “Monthly Interest”); provided, however, that in addition to Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Additional Interest”) of (A) one-twelfth, times (B) a rate equal to 2% per annum over the Class A Note Rate, times (C) any Deficiency Amount, as defined below (or the portion thereof that has not theretofore been paid to Noteholders) shall also be payable to the Class A Noteholders. The “Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of the Monthly Interest, the Additional Interest and the Deficiency Amount as determined pursuant to the preceding sentence for the Interest Period ended immediately prior to the preceding Payment Date, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, that the Deficiency Amount on the initial Determination Date shall be zero.

SECTION 5.13. Determination of Monthly Principal. On or prior to each Series Transfer Date, the Servicer will determine the amount of Principal Collections received and on deposit in the Collection Account in the immediately prior Monthly Period (“Monthly Principal”) and the initial Servicer or, if the initial Servicer has been removed or replaced, the Trustee shall deposit such amount into the Principal Account together with any other Investor Principal Collections to be distributed on the related Payment Date.

SECTION 5.14. [Reserved].

SECTION 5.15. Monthly Payments. On or before each Series Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report attached as Exhibit A-1 to the Servicing Agreement) to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Series Transfer Date or the related Payment Date, as applicable, to the extent of the funds credited to the relevant accounts, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account and the Payment Account as follows:

(a) An amount equal to the Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority to the extent of funds available therefor:

(i) first, an amount equal to the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses for such Series Transfer Date (plus the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses due but not paid on any prior Series Transfer Date) shall be set aside and paid to the Trustee, the Back-Up Servicer, and any successor Servicer (distributed on a pari passu basis) on the related Payment Date;

(ii) second, if Conn Appliances is the Servicer, an amount equal to the Servicing Fee for such Series Transfer Date (plus any Servicing Fee due but not paid on any prior Series Transfer Date) shall be set aside and paid to the Servicer on the related Payment Date;

(iii) third, an amount equal to Monthly Interest for such Series Transfer Date, plus the amount of any Deficiency Amount for such Series Transfer Date, plus the amount of any Additional Interest for such Series Transfer Date shall be deposited by the Trustee into the Payment Account on such Series Transfer Date (the “Required Interest Distribution”);

(iv) fourth, an amount equal to the greater of (A) the Aggregate Investor Net Loss Amount, if any, for the preceding Monthly Period and (B) the Scheduled Aggregate Net Loss Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date;

(v) fifth, to the extent that one or more Obligors related to Cash Option Receivables exercises the related Cash Option in accordance with the terms of the related Contract in such Monthly Period, an amount equal to aggregate Earned Finance Charges booked prior to the exercise of such Cash Option (including prior to the Closing Date) with respect to all such Cash Option Receivables shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date (plus any such amounts due under this clause (v), but not paid on any prior Series Transfer Date);

(vi) sixth, an amount equal to any amounts payable to the Servicer Letter of Credit Bank by the Issuer under the reimbursement agreement for the Servicer Letter of Credit shall be set aside and paid to the Servicer Letter of Credit Bank on the related Payment Date;

(vii) seventh, an amount equal to any unreimbursed fees, reasonable out-of-pocket expenses and indemnity amounts (including, without limitation, any Transition Costs not previously paid pursuant to clause (i)) of the Trustee, the Back-Up Servicer, and any successor Servicer, shall be set aside and paid thereto (distributed on a pari passu basis) on the related Payment Date;

(viii) eighth, with respect to the Series Transfer Date immediately preceding the first Payment Date after the Expected Final Principal Payment Date and each Series Transfer Date thereafter, an amount equal to the Unrated Subordinate Prepayment Incentive Fee (plus Unrated Subordinate Prepayment Incentive Fees due but not paid on any prior Series Transfer Date) shall be deposited by the Trustee into the Payment Account on such Series Transfer Date; and

(ix) ninth, the balance, if any, shall be distributed to the Issuer.

(b) [Reserved].

(c) An amount equal to the Investor Principal Collections on deposit in the Principal Account shall be deposited on each Series Transfer Date into the Payment Account.

(d) [Reserved].

(e) On each Payment Date, the Trustee, acting in accordance with instructions from the Servicer (substantially in the form of the Monthly Servicer Report attached as Exhibit A-1 to the Servicing Agreement), shall pay the amount deposited into the Payment Account pursuant to subsection 5.15(c) and from the Finance Charge Account pursuant to clauses (iii) and (viii) of subsection 5.15(a) on the immediately preceding Series Transfer Date to the following Persons in the following priority to the extent of funds available therefor:

(i) first, to the extent not paid or set aside above on the Series Transfer Date, an amount equal to the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses for such Series Transfer Date (plus the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses due but not paid on any prior Series Transfer Date) shall be paid to the Trustee, the Back-Up Servicer and the successor Servicer, if any (distributed on a pari passu basis);

(ii) second, to the Class A Noteholders, an amount equal to the Required Interest Distribution;

(iii) third, to the Class A Noteholders, an amount equal to the lesser of (A) the Investor Principal Collections for the related Monthly Period and (B) the outstanding principal amount of the Class A Notes;

(iv) fourth, to the Class A Noteholders, any other amounts (including, without limitation, accrued and unpaid Unrated Subordinate Prepayment Incentive Fees) payable thereto pursuant to the Transaction Documents;

(v) fifth, to the extent not paid above, to the Trustee, the Back-Up Servicer, and any successor Servicer, to pay unreimbursed fees, reasonable out-of-pocket expenses and indemnity amounts thereof (including, without limitation, any Transition Costs not previously paid) (distributed on a pari passu basis); and

(vi) sixth, after the Class A Noteholders have been paid in full, the balance, if any, shall be distributed to the Issuer.

SECTION 5.16. [Reserved].

SECTION 5.17. [Reserved].

SECTION 5.18. Servicer’s Failure to Make a Deposit or Payment. The Trustee shall not have any liability for any failure or delay in making the payments or deposits described herein resulting from a failure or delay by the Servicer to make, or give instructions to make, such payment or deposit in accordance with the terms herein. If the Servicer fails to make, or give instructions to make, any payment, deposit or withdrawal required to be made or given by the Servicer at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable Trust Account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon reasonable request of the Trustee, promptly provide the Trustee with all information necessary and in its possession to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made (or instructed to be made) by the Servicer.

SECTION 8. Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders:

ARTICLE 6

DISTRIBUTIONS AND REPORTS

SECTION 6.1. Distributions.

(a) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer on or before the related Series Transfer Date pursuant to subsection 2.09(a) of the Servicing Agreement) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder’s pro rata share (based on the aggregate Investor Interests represented by the Notes held by such Noteholder) of the amounts on deposit in the Payment Account that are payable to the Noteholders of the applicable Class pursuant to Section 5.15 by wire transfer to an account designated by such Noteholders, except that, with respect to Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(b) Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on the Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date.

SECTION 6.2. Monthly Noteholders’ Statement.

(a) On or before each Payment Date, the Trustee shall make available electronically to each Noteholder, with respect to each Noteholder’s interest and to the Rating Agency a statement substantially in the form of Exhibit D hereto prepared by the Servicer and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information:

(i) the amount of Collections received during the related Monthly Period;

(ii) the amount of Available Funds on deposit in the Finance Charge Account on the related Series Transfer Date;

(iii) the amount of (i) Recoveries, (ii) RSA, credit insurance and sales tax refunds and (iii) other Finance Charge Collections received during the related Monthly Period;

(iv) the amount of Monthly Principal;

(v) the amount of Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses, Monthly Interest, Deficiency Amounts and Additional Interest, respectively;

(vi) the amount of the Servicing Fee for such Payment Date;

(vii) the total amount to be distributed to Class A Noteholders on such Payment Date;

(viii) the outstanding principal balance of the Class A Notes as of the end of the day on the Payment Date;

(ix) the cumulative Aggregate Investor Net Loss Amount as of the end of the preceding Monthly Period;

(x) the aggregate amount of Receivables that became Defaulted Receivables during the related Monthly Period;

(xi) the Aggregate Investor Net Loss Amount for the related Monthly Period; and

(xii) the aggregate Outstanding Receivables Balance of Receivables which were 1-30 days, 31-60 days, 61-90 days, 91-120 days, 121-180 days and more than 180 days delinquent, respectively, as of the end of the preceding Monthly Period.

On or before each Payment Date, to the extent the Servicer provides such information to the Trustee, the Trustee will make available the monthly Servicer statement via the Trustee’s Internet website and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Receivables as the Trustee may have in its possession, but only with the use of a password provided by the Trustee; provided, however, the Trustee shall have no obligation to provide such information described in this Section 6.2 until it has received the requisite information from the Issuer or the Servicer. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

(b) The Trustee’s internet website shall be initially located at “www.CTSLink.com“ or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders and the Notice Person. In connection with providing access to the Trustee’s Internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for information disseminated in accordance with this Series Supplement.

(c) Annual Noteholders’ Tax Statement. To the extent required by the Code, on or before January 31 of each calendar year, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Noteholders, as set forth in subclauses (iv) and (v) above, aggregated for such calendar year, and a statement prepared by the initial Servicer or the Issuer with such other customary information (consistent with the treatment of the Notes as debt) required by applicable tax law to be distributed to the Noteholders. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 9. [Reserved].

SECTION 10. Article 7 of the Base Indenture. Article 7 of the Base Indenture shall read in its entirety as follows:

ARTICLE 7

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

SECTION 7.1. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Trustee and each of the Secured Parties that:

(a) Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the laws of the state of Texas, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the laws of any other jurisdiction or governmental authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

(b) Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.

(c) No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (c) violate any law or any order, rule, or regulation applicable to the Issuer or of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Issuer or any of its respective properties.

(d) Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.

(e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements.

(f) [Reserved].

(g) Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

(h) Perfection. (i) On and after the Closing Date and each Payment Date, the Issuer shall be the owner of all of the Receivables and Related Security and Collections and proceeds with respect thereto, free and clear of all Adverse Claims. On or prior to the Closing Date and each Payment Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the assets of the Trust Estate against all creditors (other than Secured Parties) of, and purchasers (other than Secured Parties) from, the Issuer, each Seller and the Initial Seller will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full;

(ii) the Indenture constitutes a valid grant of a security interest to the Trustee for the benefit of the Secured Parties in all right, title and interest of the Issuer in the Receivables, the Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate, now existing or hereafter created or acquired. Accordingly, to the extent the UCC applies with respect to the perfection of such security interest, upon the filing of any financing statements described in Article 8 of the Indenture, and, solely with respect to the Related Security, to the extent required for perfection under the relevant UCC, the delivery of possession of all instruments, if any, included in such Related Security to the Servicer, the Trustee shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent provided in Section 9-315), subject to Permitted Encumbrances and, to the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable law have been taken to perfect and protect such security interest or lien against and prior to all Adverse Claims with respect to the relevant Receivables, Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate. Except as otherwise specifically provided in the Transaction Documents, neither the Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Collection Account; and

(iii) immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.

(i) Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Trustee in jurisdictions where all action required thereby has been taken and completed).

(j) Tax Status. The Issuer has filed all tax returns (Federal, State and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges then due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).

(k) Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(l) Compliance with Applicable Laws; Licenses, etc.

(i) The Issuer is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

(ii) The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

(m) No Proceedings. As of the Closing Date,

(i) there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and

(ii) there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Notes pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.

(n) Investment Company Act, Etc. The Issuer is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(o) Eligible Receivables. Each Receivable is an Eligible Receivable as of the Closing Date.

(p) Receivables Schedule. The most recently delivered schedule of Receivables reflects, in all material respects, a true and correct schedule of the Receivables included in the Trust Estate as of the date of delivery.

(q) ERISA. (i) Each of the Issuer, the Seller, each Originator, Servicer and their respective ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no Lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables. No ERISA Event has occurred with respect to any Title IV Plan that could reasonably be expected to have a Material Adverse Effect.

(r) Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(s) No Material Adverse Change. As of the Closing Date, since January 31, 2012, other than as disclosed in the Offering Memorandum related to the Notes, there has been no material adverse change in the collectibility of the Receivables or the Issuer’s (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.

(t) Subsidiaries. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person.

(u) Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with each of the Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

(v) Sales by Sellers or the Initial Seller. The Sale of Receivables by the Seller to the Issuer shall have been effected under, and in accordance with the terms of, the Purchase Agreement, including the payment by the Issuer to the Seller of an amount equal to the purchase price therefor as described in the Purchase Agreement, and each such sale shall have been made for “reasonably equivalent value” (as such term is used under Section 548 of the Federal

Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used under Section 547 of the Federal Bankruptcy Code) owed by the Issuer to such Seller.

SECTION 7.2. Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date and on each Business Day, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier date or later time, and then as of such earlier date or later time).

SECTION 11. Amendments and Waiver. Any amendment, waiver or other modification to this Series Supplement shall be subject to the restrictions thereon in the Base Indenture.

SECTION 12. Counterparts. This Series Supplement may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 13. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH NOTEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 14. Waiver of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto and each of the Noteholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Transaction Documents or any matter arising hereunder or thereunder.

SECTION 15. No Petition. The Trustee, by entering into this Series 2012-A Supplement and each Noteholder, by accepting a Note, hereby covenant and agree that they will not prior to the date which is one year and one day after payment in full of the last maturing Note of any Series and termination of the Indenture institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

SECTION 16. Rights of the Trustee. The rights, privileges and immunities afforded to the Trustee under the Base Indenture shall apply hereunder as if fully set forth herein.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

CONN’S RECEIVABLES FUNDING I, LP, as Issuer

By:	Conn’s Receivables Funding I GP, LLC,
its general partner

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its
individual capacity, but solely as Trustee

By:	/s/ Kristen L. Puttin
Name:	Kristen L. Puttin
Title:	Vice President

Series 2012-A Supplement

S-1

EXHIBIT A-1

FORM OF CLASS A RESTRICTED GLOBAL NOTE

RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND BASED ON AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE APPROVED BY THE ISSUER OR TRANSFER AGENT, IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT IN EACH OF THE ABOVE CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (II) (A) THIS NOTE IS

Series 2012-A Supplement

A-1-1

RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY AT THE TIME OF PURCHASE OR TRANSFER AND (B) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

Series 2012-A Supplement

A-1-2

No. R144A-1	$103,679,000
CUSIP No. 208245AA5
ISIN US208245AA85

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CONN’S RECEIVABLES FUNDING I, LP

4.00% ASSET BACKED FIXED RATE NOTES, CLASS A, SERIES 2012-A

Conn’s Receivables Funding I, LP, a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $103,679,000), payable on each Payment Date in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Series 2012-A Supplement, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series 2012-A Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on April 15, 2016 (the “Legal Final Payment Date”). The Issuer will pay interest on this Class A Note at the Class A Note Rate (as defined in the Series 2012-A Supplement) on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the average daily outstanding principal balance of this Class A Note during the related Interest Period (as defined in the Series 2012-A Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $103,679,000.

The Class A Notes are subject to optional redemption in accordance with the Indenture on any Payment Date on or after the Expected Final Principal Payment Date.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Series 2012-A Supplement

A-1-3

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CONN’S RECEIVABLES FUNDING I, LP

By: Conn’s Receivables Funding I GP, LLC, its general partner

By:
Authorized Officer

Attested to:

By:
Authorized Officer

Series 2012-A Supplement

A-1-4

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within mentioned Series 2012-A Supplement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Officer

Series 2012-A Supplement

A-1-5

[REVERSE OF NOTE]

This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its 4.00% Asset Backed Fixed Rate Notes, Class A, Series 2012-A (herein called the “Class A Notes”), all issued under the Series 2012-A Supplement to the Base Indenture dated as of April 30, 2012 (such Base Indenture, as supplemented by the Series 2012-A Supplement and supplements and amendments relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class A Noteholders. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class A Notes will be payable on each Payment Date and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the fifteenth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on May 15, 2012.

All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee’s principal Corporate Trust Office or at the office of the Trustee’s agent appointed for such purposes located in Minneapolis, Minnesota.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Series 2012-A Supplement

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Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as indebtedness for all Federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against any Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class A Note includes any successor to the Issuer under the Indenture.

The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.

Series 2012-A Supplement

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[1]

Signature Guaranteed:

[1]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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SCHEDULE A

SCHEDULE OF EXCHANGES

BETWEEN THE TEMPORARY REGULATION S GLOBAL NOTE

OR THE PERMANENT REGULATION S GLOBAL NOTE AND

THIS RESTRICTED GLOBAL NOTE, OR REDEMPTIONS

OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Restricted Global Note due to exchanges between the Temporary Regulation S Global Note or the Permanent Regulation S Global Note and this Restricted Global Note	Remaining principal amount of this Restricted Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

Series 2012-A Supplement

A-1-9

EXHIBIT A-2

FORM OF CLASS A TEMPORARY REGULATION S GLOBAL NOTE

TEMPORARY REGULATION S GLOBAL NOTE

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND BASED ON AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE APPROVED BY THE ISSUER OR TRANSFER AGENT, IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT IN EACH OF THE ABOVE CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3)

Series 2012-A Supplement

A-2-1

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (II) (A) THIS NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY AT THE TIME OF PURCHASE OR TRANSFER AND (B) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

Series 2012-A Supplement

A-2-2

No. TREGS-1	$103,679,000
CUSIP No. U2077PAA3
ISIN USU2077PAA31

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CONN’S RECEIVABLES FUNDING I, LP

4.00% ASSET BACKED FIXED RATE NOTES, CLASS A, SERIES 2012-A

Conn’s Receivables Funding I, LP, a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $103,679,000), payable on each Payment Date (as defined in the Series 2012-A Supplement) in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Series 2012-A Supplement, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series 2012-A Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class A Note shall be due and payable on April 15, 2016 (the “Legal Final Payment Date”). The Issuer will pay interest on this Class A Note at the Class A Note Rate (as defined in the Series 2012-A Supplement) on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the average daily outstanding principal balance of this Class A Note during the related Interest Period (as defined in the Series 2012-A Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $103,679,000.

The Class A Notes are subject to optional redemption in accordance with the Indenture on any Payment Date on or after the Expected Final Principal Payment Date.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Series 2012-A Supplement

A-2-3

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CONN’S RECEIVABLES FUNDING I, LP

By:	Conn’s Receivables Funding I GP, LLC, its general partner

By:
Authorized Officer

Attested to:

By:
Authorized Officer

Series 2012-A Supplement

A-2-4

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within mentioned Series 2012-A Supplement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Officer

Series 2012-A Supplement

A-2-5

[REVERSE OF NOTE]

This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its 4.00% Asset Backed Fixed Rate Notes, Class A, Series 2012-A (herein called the “Class A Notes”), all issued under the Series 2012-A Supplement to the Base Indenture dated as of April 30, 2012 (such Base Indenture, as supplemented by the Series 2012-A Supplement and supplements and amendments relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Class A Notes. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class A Notes will be payable on each Payment Date and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the fifteenth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on May 15, 2012.

All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee’s principal Corporate Trust Office or at the office of the Trustee’s agent appointed for such purposes located in Minneapolis, Minnesota.

Any interest in a Class A Note evidenced by this Temporary Regulation S Global Note is exchangeable for an interest in a Permanent Regulation S Global Note upon the later of (i) the Exchange Date and (ii) the furnishing of a certificate, the form of which is attached as Exhibit A-2 to the Series 2012-A Supplement. Interests in this Temporary Regulation S Global Note are exchangeable for interests in a Permanent Regulation S Global Note or a Restricted Global Note only upon presentation of the applicable certificate required by Section 6 of the Series 2012-A

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Supplement to the Base Indenture. Upon exchange of all interests in this Temporary Regulation S Global Note for interests in the Permanent Regulation S Global Note and/or the Restricted Global Note, the Trustee shall cancel this Temporary Regulation S Global Note.

Until the provision of the certifications required by Section 6 of the Series 2012-A Supplement, beneficial interests in a Regulation S Global Note may only be held through Euroclear or Clearstream or another agent member of Euroclear or Clearstream acting for and on behalf of them.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the beneficial interests represented by the Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated Federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Notes, the Indenture or the Transaction Documents.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will treat such Class A Note as indebtedness for all federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against any Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class A Note includes any successor to the Issuer under the Indenture.

Series 2012-A Supplement

A-2-7

The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.

Series 2012-A Supplement

A-2-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[2]

Signature Guaranteed:

[2]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

Series 2012-A Supplement

A-2-9

SCHEDULE A

SCHEDULE OF EXCHANGES

FOR NOTES REPRESENTED BY THE TEMPORARY

REGULATION S GLOBAL NOTE, THE PERMANENT REGULATION S GLOBAL

NOTE OR THE RESTRICTED GLOBAL NOTE, OR REDEMPTIONS OR

PURCHASES AND CANCELLATIONS

The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Restricted Global Note or an exchange of a part of the Restricted Global Note for a part of this Temporary Regulation S Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Part of principal amount of this Temporary Regulation S Global Note exchanged for Notes represented by the Permanent Regulation S Global Note or the Restricted Global Note, or redeemed or purchased or cancelled	Part of principal amount of the Regulation S Global Note exchanged for Notes represented by this Temporary Regulation S Global Note	Remaining principal amount of this Temporary Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Amount of interest paid with delivery of the Permanent Regulation S Global Note	Notation made by or on behalf of the Issuer

Series 2012-A Supplement

A-2-10

EXHIBIT A-3

FORM OF CLASS A PERMANENT REGULATION S GLOBAL NOTE

PERMANENT REGULATION S GLOBAL NOTE

THIS GLOBAL NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND BASED ON AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE APPROVED BY THE ISSUER OR TRANSFER AGENT, IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT IN EACH OF THE ABOVE CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED

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A-3-1

(“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (II) (A) THIS NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY AT THE TIME OF PURCHASE OR TRANSFER AND (B) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

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A-3-2

No. REGS-1	$103,679,000
CUSIP No. U2077PAA3
ISIN USU2077PAA31

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CONN’S RECEIVABLES FUNDING I, LP

4.00% ASSET BACKED FIXED RATE NOTES, CLASS A, SERIES 2012-A

Conn’s Receivables Funding I, LP, a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal amount set forth on Schedule A attached hereto (which sum shall not exceed $103,679,000), payable on each Payment Date (as defined in the Series 2012-A Supplement) in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Series 2012-A Supplement, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series 2012-A Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class A Note shall be due and payable on April 15, 2016 (the “Legal Final Payment Date”). The Issuer will pay interest on this Class A Note at the Class A Note Rate (as defined in the Series 2012-A Supplement) on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the average daily outstanding principal balance of this Class A Note during the related Interest Period (as defined in the Series 2012-A Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $103,679,000.

The Class A Notes are subject to optional redemption in accordance with the Indenture on any Payment Date on or after the Expected Final Principal Payment Date.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Series 2012-A Supplement

A-3-3

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CONN’S RECEIVABLES FUNDING I, LP

By:	Conn’s Receivables Funding I GP, LLC, its general partner

By:
Authorized Officer

Attested to:

By:
Authorized Officer

Series 2012-A Supplement

A-3-4

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within mentioned Series 2012-A Supplement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Officer

Series 2012-A Supplement

A-3-5

[REVERSE OF NOTE]

This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its 4.00% Asset Backed Fixed Rate Notes, Class A, Series 2012-A (herein called the “Class A Notes”), all issued under the Series 2012-A Supplement to the Base Indenture dated as of April 30, 2012 (such Base Indenture, as supplemented by the Series 2012-A Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class A Noteholders. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class A Notes will be payable on each Payment Date and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the fifteenth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on May 15, 2012.

All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee’s principal Corporate Trust Office or at the office of the Trustee’s agent appointed for such purposes located in Minneapolis, Minnesota.

On any redemption, purchase, exchange or cancellation of any of the beneficial interest represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the beneficial interests represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

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A-3-6

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Notes, the Indenture or the Transaction Documents.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will treat such Class A Note as indebtedness for all federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against any Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class A Note includes any successor to the Issuer under the Indenture.

The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.

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A-3-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints                         , attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[3]

Signature Guaranteed:

[3]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

Series 2012-A Supplement

A-3-8

SCHEDULE A

SCHEDULE OF EXCHANGES

BETWEEN THIS PERMANENT REGULATION S

GLOBAL NOTE AND THE TEMPORARY REGULATION S GLOBAL NOTE AND

THE RESTRICTED GLOBAL NOTE,

OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in the principal amount of this Permanent Regulation S Global Note or redemptions, purchases or cancellation of this Permanent Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increases or decreases in principal amount of this Permanent Regulation S Global Note due to exchanges between the Temporary Regulation S Global Note or the Restricted Global Note and this Permanent Regulation S Global Note	Remaining principal amount of this Permanent Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

Series 2012-A Supplement

A-3-9

EXHIBIT B

[RESERVED]

Series 2012-A Supplement

B-1

EXHIBIT C

[RESERVED]

Series 2012-A Supplement

C-1

EXHIBIT D

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

CONN 2012A Monthly Noteholders Statement
Determination Date	[ ]
Series Transfer Date	[ ]
Payment Date	[ ]

	Beginning Date	Ending Date
Monthly Period	[ ]	[ ]
Interest Period	[ ]	[ ]

Is Conn Appliances, Inc. the current Servicer?	[ ]

	Outstanding Note Balance as of Determination Date	[ ]
	Principal Payments to Class A Note Holders for current Payment Date	[ ]

	Oustanding Note Balance following current Payment Date	[ ]

	Total Interest Payments paid to Class A Noteholders on current Payment Date	[ ]

Payment Summary of Trust for Current Payment Date

Summary of Trust Payments
	Total Payments paid to Trustee on current Payment Date	[ ]
	Total Payments paid to Back-Up Servicer on current Payment Date	[ ]
	Total Payments paid to successor Servicer on current Payment Date	[ ]
	Total Payments paid Servicer on current Payment Date	[ ]
	Total Payments paid to Class A Noteholders on current Payment Date	[ ]
	Total Payments paid to Servicer Letter of Credit Bank	[ ]
	Total Payments paid to Issuer on current Payment Date	[ ]

	Total Payments paid on current Payment Date	[ ]

Collection Account Summary
	Amount deposited into Finance Charge Collection Account from Collections Account on Series Transfer Date	[ ]
	Amount deposited into Principal Account form Collections Account on Series Transfer Date	[ ]

	Amounts remaining on desposit in Collections Account	[ ]

Acitivity During Current Monthly Period

Portfolio Summary
	Outstanding Receivable Balance as of Beginning of current Monthly Period	[ ]
	Total principal payments received on accounts	[ ]
	Oustanding Receivables that became Defaulted Receivables	[ ]
	Outstanding Receivables Balance as of End of current Monthly Period	[ ]

	Number of Eligible Receivables as of Beginning of current Monthly Period	[ ]
	Number of Eligible Receivables that closed account through payment	[ ]
	Number of Eligible Receivables that became Defaulted Receivables	[ ]
	Number of Eligible Receivables as of End of current Monthly Period	[ ]

Payments to Collection Accounts
	Total Principal payments received from customers and deposited into Collections Account	[ ]
	Total Recoveries received and deposited into Collections Account	[ ]
	Total Earned Finance Charges received from customers and deposited into Collection Acocunt	[ ]
	Total any other amounts due to Trust and deposited into Collections Account	[ ]

	Total payments received and deposited into Collections Account	[ ]

Defaulted Receivables
	Number of Accounts that became Defaulted Accounts	[ ]
	Outstanding Receivables Balances that became Defaulted Accounts	[ ]
Recoveries
Principal recoveries received RSA refunds received
	Credit insurance refunds received	[ ]
	Sales tax refunds received Total	[ ]
	Recoveries Received	[ ]

[ ]

Series 2012-A Supplement

D-1

Aggregate Net Investor Loss Amount
Total Outstanding Receivables Balance that became Defaulted Accounts during current Monthly Period	[ ]
Total Recoveries received during current Monthly Period	[ ]

Aggregate Net Investor Loss Amount for Current Monthly Period	[ ]

Cash Option Receivables
Number of Cash Option Receivable Accounts that exercised Cash Option during current Monthly Period	[ ]
Aggregate previous Earned Finance Charges of exercised Cash Option Receivables	[ ]

Installment Receivables
Outstanding Receivables Balance of Installment Receivables at beginning of Monthly Period	[ ]
Receivables Balance of Installments Receivables that paid off outstanding balance	[ ]
Receivables Balance of Installments Receivables that became Defaulted Receivables	[ ]

Outstanding Receivables Balance of Installment Receivables at end of Monthly Period	[ ]
Number of Installment Receivables at beginning of Monthly Period	[ ]
Number of Installment Receivables that paid off oustanding balance	[ ]
Number of Installment Receivables that became Defaulted Receivables	[ ]

Number of Installment Receivables at End of Monthly Period	[ ]

Revolving Receivables
Outstanding Receivables Balance of Revolving Receivables at beginning of Monthly Period	[ ]
Receivables Balance of Revolvings Receivables that paid off outstanding balance	[ ]
Receivables Balance of Revolvings Receivables that became Defaulted Receivables	[ ]

Outstanding Receivables Balance of Revolving Receivables at end of Monthly Period	[ ]

Number of Revolving Receivables at beginning of Monthly Period	[ ]
Number of Revolving Accounts that became Defaulted Receivables	[ ]

Number of Revolving Receivables at End of Monthly Period	[ ]

Total Oustanding Receivables Balance at end of Monthly Period	[ ]
Total Number of Outstanding Receivables Balance at end of Montly Period	[ ]

Portfolio Characteristics
Weighted Average Rate of Eligible Receivables as of End of current Monthly Period	[ ]
Weighted Average Term of Eligible Installment Receivables as of End of current Monthly Period	[ ]
Weighted Average Age of Eligible Receivables as of End of current Monthly Period	[ ]
% of Eligible Receivables that are Cash Option Receivables as of End of current Monthly Period	[ ]

Delinquency Status
Oustanding Receivables Balance that are 0 days delinquent as of end of current Monthly Period	[ ]
Oustanding Receivables Balance that are 1 to 29 days delinquent as of end of current Monthly Period	[ ]
Oustanding Receivables Balance that are 30 to 59 days delinquent as of end of current Monthly Period	[ ]
Oustanding Receivables Balance that are 60 to 89 days delinquent as of end of current Monthly Period	[ ]
Oustanding Receivables Balance that are 90 to 119 days delinquent as of end of current Monthly Period	[ ]
Oustanding Receivables Balance that are 120 to 159 days delinquent as of end of current Monthly Period	[ ]
Oustanding Receivables Balance that are 160 to 189 days delinquent as of end of current Monthly Period	[ ]
Oustanding Receivables Balance that are 190 to 209 days delinquent as of end of current Monthly Period	[ ]

Total Oustanding Receivables Balance as of end of current Monthly Period	[ ]

IN WITNESS WHEREOF, the undersigned has duly executed this Servicer Report as of the [    ] day of [            ], 20[            ]

CONN APPLIANCES, INC, as Servicer

By:
Name:
Title:

Series 2012-A Supplement

D-2

EXHIBIT E-1

FORM OF TRANSFER CERTIFICATE

To:

Wells Fargo Bank, National Association,

as Trustee and Registration and Transfer Agent

MAC N9311-161

6th and Marquette

Minneapolis, Minnesota 55479-0700

Attention: Corporate Trust Services/Asset-Backed Administration

Re:	Conn’s Receivables Funding I, LP-[ ]% Asset Backed Fixed Rate Notes, Class A, Series 2012-A (CUSIP No. [ ])

This Certificate relates to $                    principal amount of Class A Notes held in

by                             (the “Transferor”) issued pursuant to the Base Indenture, dated as of April 30, 2012, between Conn’s Receivables Funding I, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”) and the Series 2012-A Supplement thereto, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used herein and not otherwise defined, shall have the meanings given thereto in the Indenture.

The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with such request and in respect of each such Note, the Transferor does hereby certify as follows:

☐ Such Note is being acquired for its own account.

☐ Such Note is being transferred (i) pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the Transferor further certifies that the Series 2012-A Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Series 2012-A Notes for its own account, or for an account with respect to which such Person exercises sole investment discretion, and such Person and such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A; or (ii) outside the United States to a non-U.S. Person pursuant to an exemption from the registration requirements of the Securities Act in accordance with Regulation S under the Securities Act.

Series 2012-A Supplement

E-1-1

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:

Date:

Series 2012-A Supplement

E-1-2

EXHIBIT E-2

FORM OF CERTIFICATE TO BE DELIVERED TO

EXCHANGE TEMPORARY REGULATION S GLOBAL NOTE

FOR PERMANENT REGULATION S GLOBAL NOTE

Conn’s Receivables Funding I, LP

3295 College Street

Beaumont, Texas 77701

Attn: David Atnip

Wells Fargo Bank, National Association,

as Trustee and Registration and Transfer Agent

MAC N9311-161

6th and Marquette

Minneapolis, Minnesota 55479-0700

Attention: Corporate Trust Services/Asset-Backed Administration

Reference is hereby made to the Base Indenture, dated as of April 30, 2012, between Conn’s Receivables Funding I, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (as amended, supplemented otherwise modified from time to time, the “Base Indenture”) and the Series 2012-A Supplement thereto, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Base Indenture.

This is to certify that we have received in writing, by tested telex or by electronic transmissions from noteholders appearing in our records as persons being entitled to a portion of the principal amount of the Class A Notes represented by the Temporary Regulation S Note equal to, as of the date hereof, U.S. $            (our “Class A Noteholders”), certificates with respect to such portion, substantially to the effect set forth in Exhibit A hereto.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Note excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Class A Noteholders to the effect that the statements made by such Class A Noteholder with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof. We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification and related Exhibit(s) to any interested party in such proceedings.

Series 2012-A Supplement

E-2-1

Dated:                     , [            ]4

Yours faithfully,

[Euroclear/Clearstream],

By:
Name:
Title:

[4]	To be dated no earlier than the earliest of the Exchange Date or the relevant Interest Payment Date or the redemption date (as the case may be).

Series 2012-A Supplement

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EXHIBIT A

[Euroclear/Clearstream]

Re:	Conn’s Receivables Funding I, LP —[ ]% Asset Backed

Fixed Rate Notes, Class A, Series 2012-A (CUSIP (CINS) No. [                ])

Ladies and Gentlemen:

Reference is hereby made to the Base Indenture, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”), between Conn’s Receivables Funding I, LP (the “Issuer”) and Wells Fargo Bank, National Association, as Trustee and the Series 2012-A Supplement thereto, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $            principal amount of Class A Notes which are represented by a beneficial interest in the Temporary Regulation S Global Note held with [Euroclear/Clearstream] (ISIN CODE [            ]) through DTC by or on behalf of the undersigned as beneficial owner (the “Holder”) which bears a legend outlining restrictions upon transfer of such interests in such Class A Note. Pursuant to subsection 6(c)(ii) of the Series Supplement, the Holder hereby certifies that it is not (or it holds such securities on behalf of an account that is not) a “U.S. person” as such term is defined in Regulation S promulgated under the U.S. Securities Act of 1933, as amended (“Regulation S”). Accordingly, you are hereby requested to exchange such beneficial interest in the Temporary Regulation S Global Note for a beneficial interest in the Permanent Regulation S Global Note representing an identical principal amount of Class A Notes, all in the manner provided for in the Series Supplement.

Series 2012-A Supplement

E-2-3

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours, [NAME OF HOLDER]

By:
Authorized Signature

Dated:                             , [                ]

Series 2012-A Supplement

E-2-4

EXHIBIT E-3

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER OR EXCHANGE FROM RESTRICTED GLOBAL

NOTE TO TEMPORARY REGULATION S GLOBAL NOTE

(exchanges or transfers pursuant to

Section 6 of the Series Supplement)

Wells Fargo Bank, National Association,

as Trustee and Registration and Transfer Agent

MAC N9311-161

6th and Marquette

Minneapolis, Minnesota 55479-0700

Attention: Corporate Trust Services/Asset-Backed Administration

Re:	Conn’s Receivables Funding I, LP (the “Issuer”)

[        ]% Asset Backed Fixed Rate

Notes, Class A, Series 2012-A (CUSIP No. [            ]) (the “Notes”)

Reference is hereby made to the Base Indenture, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”), between the Issuer and Wells Fargo Bank, National Association, as Trustee and the Series 2012-A Supplement thereto, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $            principal amount of the Class A Notes represented by a beneficial interest in the Restricted Global Note held with DTC by or on behalf of the undersigned as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Temporary Regulation S Global Series 2012-A Note (CUSIP (CINS) No. [            ]) to be held with [Euroclear] [Clearstream] (ISIN Code [            ]) through DTC.

In connection with such request and in respect of such Class A Note, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Class A Notes and the Series Supplement and pursuant to and in accordance with Regulation S and any applicable laws of the relevant jurisdiction, and accordingly the Transferor does hereby certify that:

(1)	the offer of the Class A Notes was not made to a person in the United States;

(2)	(A	)	at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

Series 2012-A Supplement

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(B)	the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Regulation S;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) upon completion of the transaction, the beneficial interest being transferred as described above will be held with DTC through Euroclear or Clearstream or both (ISIN Code [                        ]).

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:                         , [            ]

Series 2012-A Supplement

E-3-2

EXHIBIT E-4

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER OR EXCHANGE FROM RESTRICTED GLOBAL

NOTE TO PERMANENT REGULATION S GLOBAL NOTE

(exchanges or transfers pursuant to

Section 6 of the Series Supplement)

Wells Fargo Bank, National Association,

as Trustee and Registration and Transfer Agent

MAC N9311-161

6th and Marquette

Minneapolis, Minnesota 55479-0700

Attention: Corporate Trust Services/Asset-Backed Administration

Re:	Conn’s Receivables Funding I, LP (the “Issuer”)

[        ]% Asset Backed Fixed Rate

Notes, Class A, Series 2012-A (CUSIP No. [        ]) (the “Notes”)

Reference is hereby made to the Base Indenture, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”), between the Issuer and Wells Fargo Bank, National Association, as Trustee and the Series 2012-A Supplement thereto, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $            principal amount of the Class A Notes represented by a beneficial interest in the Restricted Global Note held with DTC by or on behalf of the undersigned as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Permanent Regulation S Global Note (CUSIP (CINS) No. [            ]).

In connection with such request and in respect of such Class A Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Class A Notes and the Series Supplement and pursuant to and in accordance with Regulation S and any applicable securities laws of the relevant jurisdiction and that:

(1)	the offer of the Class A Notes was not made to a person in the United States;

(2)	(A)	at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

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(B)	the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Regulation S, and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:

Dated:                         , [            ]

Series 2012-A Supplement

E-4-2

EXHIBIT E-5

FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR

EXCHANGE FROM TEMPORARY REGULATION S GLOBAL NOTE

TO RESTRICTED GLOBAL NOTE

(exchanges or transfers pursuant to

Section 6 of the Series Supplement)

Wells Fargo Bank, National Association,

as Trustee and Registration and Transfer Agent

MAC N9311-161

6th and Marquette

Minneapolis, Minnesota 55479-0700

Attention: Corporate Trust Services/Asset-Backed Administration

Re:	Conn’s Receivables Funding I, LP (the “Issuer”)

[        ]% Asset Backed Fixed Rate

Notes, Class A, Series 2012-A (CUSIP No. [            ]) (the “Notes”)

Reference is hereby made to the Base Indenture, dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”), between the Issuer and Wells Fargo Bank, National Association, as Trustee and the Series 2012-A Supplement thereto dated as of April 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Series Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $            principal amount of Class A Notes which are represented by a beneficial interest in the Temporary Regulation S Global Note (CUSIP) (CINS) No. [            ] with Euroclear/Clearstream5 (ISIN Code [            ]) through DTC by or on behalf of [the undersigned] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest in the Temporary Regulation S Global Note for an interest in the Restricted Global Note (CUSIP No. [            ]).

In connection with such request, and in respect of the Notes, the Transferor does hereby certify that such Class A Notes are being transferred in accordance with Rule 144A and in compliance with any applicable state securities laws, to a transferee that is purchasing the Class A Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A.

[5]	Select appropriate depositary.

Series 2012-A Supplement

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This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:

Dated:                         , [            ]

Series 2012-A Supplement

E-5-2

SCHEDULE 1

LIST OF PROCEEDINGS

None

Series 2012-A Supplement

Sch. 1-1

SCHEDULE 2

SCHEDULED AGGREGATE NET LOSS AMOUNT

Series Transfer Date related to the Payment Date listed below	Scheduled Aggregate Net Loss Amount
5/15/2012	$398,100.00
6/15/2012	$372,600.00
7/15/2012	$358,800.00
8/15/2012	$357,100.00
9/15/2012	$350,600.00
10/15/2012	$340,100.00
11/15/2012	$331,500.00
12/15/2012	$318,800.00
1/15/2013	$302,000.00
2/15/2013	$298,000.00
3/15/2013	$289,400.00
4/15/2013	$276,300.00
5/15/2013	$267,800.00
6/15/2013	$255,600.00
7/15/2013	$239,700.00
8/15/2013	$229,500.00
9/15/2013	$214,400.00
10/15/2013	$206,400.00
11/15/2013	$193,900.00
12/15/2013	$177,100.00
1/15/2014	$156,000.00
2/15/2014	$130,700.00
3/15/2014	$114,200.00
4/15/2014	$94,500.00
5/15/2014	$71,700.00
6/15/2014	$46,500.00
7/15/2014	$33,300.00
8/15/2014	$18,200.00
9/15/2014	$1,900.00
10/15/2014	$900.00
11/15/2014	$300.00

Series 2012-A Supplement

Sch. 2-1